[NICHOLAS APPLEGATE-REGISTERED TRADEMARK- LOGO]


                         INSTITUTIONAL FUNDS PROSPECTUS


                              INSTITUTIONAL SHARES

------------------------------------

 INTERNATIONAL STRUCTURED FUND
 SMALL CAP VALUE FUND

 AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                                  MAY 1, 2001

---------------------------------------

   TABLE OF CONTENTS
--------------------------------------------------------------------------------
A FUND BY FUND LOOK AT GOALS,
STRATEGIES, RISKS AND HISTORICAL
PERFORMANCE.
                              International Structured Fund                    1
                              Small Cap Value Fund                             3
--------------------------------------------------------------------------------

POLICIES AND INSTRUCTIONS FOR
OPENING, MAINTAINING, AND REDEEMING
SHARES FROM AN ACCOUNT IN EITHER
FUND.


                             SIMPLIFIED ACCOUNT INFORMATION
                              Opening an Account                               5
                              Buying Shares                                    5
                              Exchanging Shares                                6
                              Selling or Redeeming Shares                      6
                              Signature Guarantees                             7
                             YOUR ACCOUNT
                              Transaction Policies                             8
                              Features and Account Policies                    9
--------------------------------------------------------------------------------
FURTHER INFORMATION THAT APPLIES
TO THE FUNDS AS A GROUP.

                             ORGANIZATION AND MANAGEMENT
                              Investment Adviser                              10
                              Investment Adviser Compensation                 10
                              Expense Waivers                                 10
                              Shareholder Services                            10
                              Portfolio Trades                                10
                              Portfolio Turnover                              10
                              Portfolio Management                            10
--------------------------------------------------------------------------------

                             PRINCIPAL STRATEGIES, RISKS AND OTHER
                             INFORMATION                                      12

                             FOR MORE INFORMATION                     Back Cover

   INTERNATIONAL STRUCTURED FUND

[GRAPHIC]GOAL AND PRINCIPAL STRATEGY


The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in companies located throughout the world.



The Investment Adviser focuses on identifying the strongest investment opportunities in the international equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with the Investment Adviser's quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.



When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including valuation measures and price appreciation potential. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser seeks to position the Fund's portfolio to minimize volatility and ultimately maintain a low tracking error in comparison to the Fund's benchmark, the MSCI EAFE Index. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.


The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]PRINCIPAL INVESTMENTS


The Fund normally invests at least 75% of its assets in equity securities. In addition, the Fund spreads its investments among countries, with at least 65% of its assets invested in companies located in at least three foreign countries. The Fund may invest up to 35% of its assets in U.S. companies.


[GRAPHIC]PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

/ / STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

/ / FOREIGN SECURITIES RISKS--The prices of foreign securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.


     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.


/ / SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

/ / ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 12.

2

   INTERNATIONAL STRUCTURED FUND

[GRAPHIC]PAST PERFORMANCE

The International Structured Fund is a new fund for which there is no past performance.

[GRAPHIC]INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee                                                             0.85%
---------------------------------------------------------------------------------
Distribution (12b-1) fee                                                   None
---------------------------------------------------------------------------------
Other expenses+                                                            1.89%
---------------------------------------------------------------------------------
Total annual fund operating expenses                                       2.74%
---------------------------------------------------------------------------------
Waiver of fund expenses                                                    1.49%
---------------------------------------------------------------------------------
TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES (AFTER WAIVERS)                1.25%

+ Other expenses are based on estimated amounts for the current fiscal year.


EXPENSE WAIVERS: Through the fiscal year ending March 31, 2002, the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three year period. The Investment Adviser may not amend the fee waiver agreement without the consent of the Fund. See "Expense Waivers" on page 10.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:


    Year 1      Year 3
     $131        $751

   SMALL CAP VALUE FUND

[GRAPHIC]GOAL AND PRINCIPAL STRATEGY


The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. companies with small market capitalizations that in the opinion of the Investment Adviser are undervalued in the market place relative to other financial measurements. Generally, small companies are those with market capitalizations corresponding to the middle 90% of the Russell 2000 Value Index as measured at the time of purchase. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "small cap."


In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earning growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

[GRAPHIC]PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 75% of its total assets in common stocks of small capitalization U.S. companies.

[GRAPHIC]PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:


/ / VALUE INVESTING--The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Investment Adviser believes is its full value. It may even decrease in value. However, because the Fund's focus is on undervalued stocks, the Fund's downside risk may be less than with growth company stocks since value stocks are in theory already underpriced.


/ / STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

/ / SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

/ / SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


See "Principal Strategies, Risks and Other Information" starting on page 12.


[GRAPHIC]PAST PERFORMANCE

The Small Cap Value Fund is a new fund for which there is no past performance.

4

   SMALL CAP VALUE FUND

[GRAPHIC]INVESTOR FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee                                                             1.00%
---------------------------------------------------------------------------------
Distribution (12b-1) fee                                                   None
---------------------------------------------------------------------------------
Other expenses+                                                            1.89%
---------------------------------------------------------------------------------
Total annual fund operating expenses                                       2.89%
---------------------------------------------------------------------------------
Waiver of fund expenses                                                    1.59%
---------------------------------------------------------------------------------
TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES (AFTER WAIVERS)                1.30%

+ Other expenses are based on estimated amounts for the current fiscal year.


EXPENSE WAIVERS: Through the fiscal year ending March 31, 2002, the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three year period. The Investment Adviser may not amend the fee waiver agreement without the consent of the Fund. See "Expense Waivers" on page 12.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:


    Year 1      Year 3
     $137        $790

   SIMPLIFIED ACCOUNT INFORMATION


                                                                      OPENING AN ACCOUNT
   This is the minimum
   initial investment                                                      $250,000
-----------------------------------------------------------------------------------------------------------------------------------
    Use this type of
       application                                           New Account Form or IRA Application
-----------------------------------------------------------------------------------------------------------------------------------
    Before completing         Each Fund offers a variety of features, which are described in the "Your Account" section of this
     the application                       prospectus. Please read this section before completing the application.
-----------------------------------------------------------------------------------------------------------------------------------
     Completing the                             If you need assistance, contact your financial representative,
       application                                              or call us at (800) 551-8043.
-----------------------------------------------------------------------------------------------------------------------------------
                                       Mail application and check, payable to: NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS,
If you are sending money      PO BOX 8326, BOSTON, MA 02266-8326. Send private courier or overnight delivery service to: Boston
        by CHECK             Financial Services, c/o Nicholas-Applegate, 66 Brooks Drive, Braintree, MA 02184. The Trust will not accept third-party checks.
-----------------------------------------------------------------------------------------------------------------------------------
                              Please read the bank wire or ACH section under the "Buying Shares" section below. You will need to
If you are sending money      obtain an account number with the Trust by sending a completed application to: NICHOLAS-APPLEGATE
   by BANK WIRE or ACH      INSTITUTIONAL FUNDS, PO BOX 8326, BOSTON, MA 02266-8326. To receive your account number, contact your financial representative or call us at (800) 551-8043.

                                                                        BUYING SHARES
   The price you will      The Trust is generally open on days that the New York Stock Exchange is open. All transactions received
         receive              in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Instruct your bank to wire the amount you wish to invest to:
                                                        STATE STREET BANK & TRUST CO.--ABA #011000028
If you are sending money                                               DDA #9904-645-0
      by BANK WIRE                                           STATE STREET BOS, ATTN: MUTUAL FUNDS
                                        CREDIT: NICHOLAS-APPLEGATE [FUND NAME], [YOUR NAME], [ACCOUNT NAME OR NUMBER]
-----------------------------------------------------------------------------------------------------------------------------------
                            Call your bank to ensure (1) that your bank supports ACH, and (2) this feature is active on your bank account. To establish this option, either complete the appropriate sections when opening an account,
If you are sending money   contact your financial representative, or call us at (800) 551-8043 for further information. To initiate
         by ACH                                                        an ACH purchase,
                                                              call the Trust at (800) 551-8043.

6

   SIMPLIFIED ACCOUNT INFORMATION

                                                                      EXCHANGING SHARES
   This is the minimum
exchange amount to open a                                                  $250,000
       new account
-----------------------------------------------------------------------------------------------------------------------------------
                            The Trust is open on days that the New York Stock Exchange is open. All transactions received in good
   The price you will        order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV. Redemption
         receive           proceeds normally are wired or mailed within one business day after receiving a request in proper form.
                                                           Payment may be delayed up to seven days.
-----------------------------------------------------------------------------------------------------------------------------------
                            The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from, make sure that you leave an amount equal to or greater than the Fund's minimum
 Things you should know    account size (see the "Opening an Account" section). To protect other investors, the Trust may limit the number of exchanges you can make.
-----------------------------------------------------------------------------------------------------------------------------------
                           Contact your financial representative, or call us at (800) 551-8043. The Trust will accept a request by
    How to request an        phone if this feature was previously established on your account. See the "Your Account" section for
    exchange by PHONE                                                further information.
-----------------------------------------------------------------------------------------------------------------------------------
                            Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account number you are exchanging from, the shares or dollar amount you wish to exchange, and
    How to request an                                         the Fund you wish to exchange to.
    exchange by MAIL                            Mail this request to: Nicholas-Applegate Institutional Funds,
                                                             PO BOX 8326, BOSTON, MA 02266-8326.


                                                                SELLING OR REDEEMING SHARES
                                               IN WRITING                                           BY PHONE
                                       -----------------------------------------------------------------------------
                                                                               Selling shares by phone is a service option which
                                                                                  must be established on your account prior to
                                                                               making a request. See the "Your Account" section,
                                                                               or contact your financial representative, or call
                                Certain requests may require a SIGNATURE            the Trust at (800) 551-8043 for further
 Things you should know       GUARANTEE. See the next section for further         information. The maximum amount which may be
                            information. You may sell up to the full account   requested by phone, regardless of account size, is
                                                 value.                            $50,000. Amounts greater than that must be
                                                                               requested in writing. If you wish to receive your
                                                                                  monies by bank wire, the minimum request is
                                                                                                    $5,000.
---------------------------------------------------------------------------------------------------------------------------------
                           If you purchased shares through a financial representative or plan administrator/ sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.


                                                                SELLING OR REDEEMING SHARES
                                               IN WRITING                                           BY PHONE
                                       -----------------------------------------------------------------------------
                                            The Trust is open on days that the New York Stock Exchange is open.
   The price you will                         All transactions received in good order before the market closes
         receive                                 (normally 4:00 p.m. Eastern time) receive that day's NAV.
---------------------------------------------------------------------------------------------------------------------------------
                           Please put your request in writing, including: the
                             name of the account owners, account number and
                             Fund you are redeeming from, and the share or
                             dollar amount you wish to sell, signed by all     Contact your financial representative, or call us
 If you want to receive          account owners. Mail this request to:          at (800) 551-8043. The proceeds will be sent to
your monies by BANK WIRE     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, PO BOX       the existing bank wire address listed on the
                             8326, BOSTON, MA 02266-8326. The check will be                         account.
                            sent to the existing bank wire address listed on
                                              the account.
---------------------------------------------------------------------------------------------------------------------------------
                                                                               Contact your financial representative, or call us
                                                                                at (800) 551-8043. The proceeds will be sent in
 If you want to receive                                                         accordance with the existing ACH instructions on
   your monies by ACH              Please call us at (800) 551-8043.           the account and will generally be received at your
                                                                                  bank two business days after your request is
                                                                                                   received.
---------------------------------------------------------------------------------------------------------------------------------
                            The Trust intends to pay in cash for all shares of a Fund redeemed, but the Trust reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When the Trust makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. The Trust
   Redemption in Kind      has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.


                                                                     SIGNATURE GUARANTEES
                               A signature guarantee from a financial institution is required to verify the authenticity of an
      A definition         individual's signature. It can usually be obtained from a broker, commercial or savings bank, or credit union.
-----------------------------------------------------------------------------------------------------------------------------------
                                              A signature guarantee is needed when making a written request for the following reasons:
                                                      1. When selling more than $50,000 worth of shares;
                                               2. When you want a check or bank wire sent to a name or address
    When you need one                                    that is not currently listed on the account;
                                                3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
                                                   4. If your address was changed within the last 60 days.

8

   YOUR ACCOUNT

[GRAPHIC]TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investment for opening an account is $250,000, and the minimum subsequent investment is $10,000. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons, or, at the discretion of the Distributor.

PRICING OF SHARES. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Funds' net assets by the number of its shares outstanding.

Securities traded in foreign countries may not take place on all business days of the New York Stock Exchange, and may occur in various foreign markets on days which are not business days of the New York Stock Exchange. Accordingly, a Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.

NAV is based on the market value of the securities in a Fund's portfolio. If the methods utilized by the Investment Adviser to value the Fund's portfolio securities do not accurately reflect current market value, portfolio securities are valued at fair value as determined in good faith by or under policies established by the Trust's Board of Trustees.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. Each Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Trust. The Fund reserves the right to refuse any purchase order.

Each Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Trust reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.


PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of the Funds just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. When a distribution is paid out, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.


EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class. To protect the interest of other investors in a Fund, the Trust may cancel the exchange privileges of any parties that, in the opinion of the Investment Adviser, are using market-timing strategies that adversely affect the Fund. Guidelines for exchanges are available from the Distributor upon request. The Trust may also refuse any exchange order.

REDEMPTIONS IN KIND. When a Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Trust will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, your Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Trust are electronically recorded. The Trust does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

[GRAPHIC]FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in each Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends of net investment income annually.

Any net capital gains are distributed annually.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from a Fund, whether reinvested or taken as cash, are generally taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than $250,000, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in each Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Transfer Agent at 1-800-551-8043.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund, subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

10

   ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Funds are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for each Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Founded in 1984, the Investment Adviser currently manages over $40 billion of discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

Each Fund pays the Investment Adviser a monthly fee pursuant to an investment advisory agreement. The Small Cap Value Fund pays an advisory fee monthly at an annual rate of 1.00% of its average net assets. The International Structured Fund pays an advisory fee monthly at an annual rate of 0.85% of its average net assets.

EXPENSE WAIVERS


The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.30% for the Small Cap Value Fund and 1.25% for the International Structured Fund through March 31, 2002. Any fees and expenses waived by the Investment Adviser may be recovered within three years after the year in which they were waived. During the recoupement period, overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid under the expense limitation agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.


SHAREHOLDER SERVICES

The Investment Adviser may make additional payments from its own resources to intermediaries for providing certain services for shareholders and for the maintenance of shareholder accounts. This in no way affects the advisory fee paid by each of the Funds. Contact the Investment Adviser for more information.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund, or that sell shares of the Fund but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades a Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 200% or more, which has the potential to generate shorter-term gains for its shareholders, which are taxed at a higher rate than longer-term gains. Actively trading portfolio securities may have an adverse impact on the Fund's after-tax performance.

PORTFOLIO MANAGEMENT

The Investment Adviser emphasizes a team approach to portfolio management.

[GRAPHIC]PORTFOLIO TEAMS

INTERNATIONAL STRUCTURED FUND

CATHERINE SOMHEGYI NICHOLAS

CHIEF INVESTMENT OFFICER--GLOBAL EQUITY MANAGEMENT

Since 1987; prior investment management experience with Professional Asset
    Securities, Inc. and Pacific Century Advisers

M.B.A and B.S.--University of Southern California

ERNESTO RAMOS, PH.D.

PORTFOLIO MANAGER

Since 1995; 1994-1995 Research Manager; 14 years prior investment management and quantitative research experience with Batterymarch Financial Management; Bolt Beranek & Newman Inc.; and Harvard University

PH.D. Harvard University; B.S.--Massachusetts Institute of Technology

LARRY SPEIDELL, CFA

DIRECTOR OF GLOBAL/SYSTEMATIC PORTFOLIO MANAGEMENT AND RESEARCH

Since 1994; 23 years prior investment management experience with Batterymarch
    Financial Management and Putnam Management Company

M.B.A.--Harvard University; B.E.--Yale University


ANTONIO RAMOS



INVESTMENT ANALYST



Since 2001; 1998-2001 Project Manager for Firm's Information Management Group;
    10 years previous experience with Vintage Inc., Japan; Advanced Technologies Co., Ltd. Japan; and PVM Corp., USA.



B.S. Instituto de Hidrografia, Portugal; B.A. University of California at
    Berkeley

SMALL CAP VALUE FUND

CATHERINE SOMHEGYI NICHOLAS

CHIEF INVESTMENT OFFICER--GLOBAL EQUITY MANAGEMENT

Since 1987; prior investment management experience with Professional Asset
    Securities, Inc. and Pacific Century Advisers

M.B.A and B.S.--University of Southern California

JOHN J. KANE

PORTFOLIO MANAGER--U.S. SYSTEMATIC

Since 1994; 25 years prior investment management and economics experience with ARCO Investment Management Company and General Electric Company

M.A. and B.A.--Columbia University; M.B.A.--University of California, Los
    Angeles

LARRY SPEIDELL, CFA

DIRECTOR OF GLOBAL/SYSTEMATIC PORTFOLIO MANAGEMENT AND RESEARCH

Since 1994; 23 years prior investment management experience with Batterymarch
    Financial Management and Putnam Management Company

M.B.A.--Harvard University; B.E.--Yale University

MARK STUCKELMAN

PORTFOLIO MANAGER

Since 1995; 5 years prior investment management experience with Wells Fargo Bank
    Investment Management Group; Fidelity Management Trust Co.; and BARRA

M.B.A.--University of Pennsylvania/Wharton School; B.A.--University of
    California, Berkeley

KELLY KO, CFA

PORTFOLIO MANAGER

Since 2000, 14 years prior experience with Hughes Investment Management and
    Security Pacific Investment Research, Financial Management and Trust Investment Division

M.B.A.--Duke University, Fuqua School of Business; B.S.--University of Southern
    California

JOHN GRAVES

INVESTMENT ANALYST

Since 1997; 9 years previous experience with San Diego County District
    Attorney's Office and
    Imperial Savings

M.B.A.--San Diego State University; B.A.--Hunter College

12

   PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's investment strategy may be changed without shareholder approval. There can, of course, be no assurance that any Fund will achieve its investment goal.

Please note that each Fund may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS

FOREIGN SECURITIES. The International Structured Fund invests in foreign securities as a principal strategy. The Small Cap Value Fund may invest in foreign securities as a non-principal strategy.


CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.


SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Funds.

INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exist, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.

FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

REPURCHASE AGREEMENTS AND RISKS

Each Fund may enter into repurchase agreements as a non-principal investment strategy. A repurchase agreement is the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Board of Trustees.

TEMPORARY INVESTMENTS AND RISKS

Each Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.


LENDING OF PORTFOLIO SECURITIES RISK


In order to generate additional income, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy and under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

HEDGING TRANSACTION RISKS

Each of the Funds may trade in derivative contracts to hedge portfolio holdings on a non-principal basis. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the

14

   PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

                 (This page has been left blank intentionally.)

N I C H O L A S-A P P L E G A T E-REGISTERED TRADEMARK-
   NEW ACCOUNT FORM (NON-IRA)
INSTITUTIONAL SHARES
FOR AN IRA ACCOUNT APPLICATION, CALL 800 - 551-8643.

MAIL TO:
Nicholas-Applegate Institutional Funds
PO Box 8326
Boston, MA 02266-8326
800 - 551-8043

OVERNIGHT TO:
Boston Financial Data Services
c/o Nicholas-Applegate
66 Brooks Drive
Braintree, MA 02184

 1. YOUR ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
PLEASE PRINT. COMPLETE ONE SECTION ONLY. Joint account owners will be registered joint tenants with the right of survivorship unless otherwise indicated. It is the shareholder(s) responsibility to specify ownership designations which comply with applicable state law.

/ / INDIVIDUAL OR JOINT ACCOUNT
                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                     _        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _   _ _ _  - _ _  - _ _ _ _
                           First Name                         Middle Initial           Last Name             Social Security Number
                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                     _        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _   _ _ _  - _ _  - _ _ _ _
                      Joint Tenant (IF ANY)                   Middle Initial           Last Name             Social Security Number
/ / GIFT OR TRANSFER TO MINOR (UGMA/UTMA)
                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                     _        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                Custodian's First Name (ONLY ONE)             Middle Initial           Last Name
                  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                     _        _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                  Minor's First Name (ONLY ONE)               Middle Initial           Last Name
                               _ _                                           _ _ _  - _ _  - _ _ _ _
                                            _ _  - _ _  - _ _
    Minor's State of Residence         Minor's Date of Birth                    Minor's Social Security
                                                                                         Number

   / /  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY (CORPORATE RESOLUTION REQUIRED)
                                     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                                           Name of Trust, Corporation or Other Entity
                     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                         _ _  - _ _  - _ _ _ _
                                  Trustee Name(s) or Type of Entity                                Date of Trust Agreement
                     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                     _ _  - _ _ _ _ _ _ _
                                    Name of Beneficiary (OPTIONAL)                              Taxpayer Identification Number

  2. YOUR ADDRESS
--------------------------------------------------------------------------------
Do you have any other identically registered Nicholas-Applegate accounts?
 / / Yes / / No

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Street Address or PO Box Number Apartment Number
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _         _ _         _ _ _ _ _  - _ _ _ _
City                                State            Zip
_ _ _  - _ _ _  - _ _ _ _
 Area Code        Home Phone
_ _ _  - _ _ _  - _ _ _ _
 Area Code        Business Phone
CITIZENSHIP:
/ / U.S.
/ / Resident Alien
/ / Non-resident Alien
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Specify Country (if not U.S.)

  3. YOUR INVESTMENT
--------------------------------------------------------------------------------
Please select your fund. See prospectus for investment minimums.
Total Dollars Invested $
------------------ ($250,000 minimum per fund)


FUND                                               AMOUNT
---------------------------------------------------------
International Structured             I(1397) / /   $
---------------------------------------------------------
Small Cap Value                      I(1398) / /   $
---------------------------------------------------------


 4. YOUR METHOD OF PAYMENT
--------------------------------------------------------------------------------

/ / BY CHECK: Payable to NICHOLAS-APPLEGATE
INSTITUTIONAL FUNDS                                / / BY EXCHANGE: Fund name from which
(Third party checks will NOT be accepted.)                         you are exchanging                 _ _ _ _ _ _ _ _ _ _ _ _ _
/ / BY WIRE: Please call 1-800-551-8043 for your
account number                                     / / BY CONFIRM TRADE ORDER: Trade Order #          _ _ _ _ _ _ _ _ _ _ _ _ _

 5. YOUR DIVIDEND AND CAPITAL GAIN PAYMENT OPTIONS
--------------------------------------------------------------------------------
Distributions will automatically be reinvested in additional shares of your Fund(s) unless you check the box(es) below.
DIVIDENDS AND SHORT-TERM CAPITAL GAINS (CHECK
ONE)   / / Reinvest  / / Cash                     LONG-TERM CAPITAL GAINS (CHECK
ONE)   / / Reinvest  / / Cash

/ / CROSS FUND REINVESTMENT+ (OPTIONAL)--Reinvest all dividends and capital gains into an existing account in another Nicholas-Applegate Fund.

   From _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ To _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                            Fund Name                                              Fund Name

+MUST BE SAME ACCOUNT TYPE AND CLASS OF SHARES.

                                SERVICE OPTIONS
--------------------------------------------------------------------------------
 6. TELEPHONE REDEMPTIONS AND EXCHANGES
--------------------------------------------------------------------------------
This allows you to use the telephone to redeem or exchange shares, unless you check the box below. Redemptions will be made payable to the registered owner(s) and mailed to the address of record. Maximum redemption by telephone is $50,000.

/ / I do not want telephone redemption privilege.   / / I do not want telephone
exchange privilege.
 7. SYSTEMATIC INVESTMENT--TO MY MUTUAL FUND ACCOUNT VIA ACH
--------------------------------------------------------------------------------
/ / Check this box to invest on a regular basis from your bank account. Please complete "Checking Account Information" (SECTION 10).

    _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _   $_ _ ,_ _ _ ._ _   _ _     _                  _
                            Fund Name                                 Amount         Day* Monthly Quarterly (JAN/APRIL/JULY/OCT)
    _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _   $_ _ ,_ _ _ ._ _   _ _     _                  _
                            Fund Name                                 Amount         Day* Monthly Quarterly (JAN/APRIL/JULY/OCT)

*IF YOU DO NOT PROVIDE A DATE, THEN IT WILL DEFAULT TO THE 15TH OF THE MONTH.
  8. SYSTEMATIC EXCHANGES--FROM ONE NICHOLAS-APPLEGATE MUTUAL FUND ACCOUNT TO ANOTHER
--------------------------------------------------------------------------------
/ / Check this box to exchange on a regular basis from one Nicholas-Applegate account to another.

     FROM:
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _            $_ _ ,_ _ _ ._ _             _ _      _                    _
                   Fund Name                                 Amount                  Day*  Monthly   Quarterly (JAN/APRIL/JULY/OCT)
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
           Account Number (IF KNOWN)
     TO:
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _            $_ _ ,_ _ _ ._ _             _ _      _                    _
                   Fund Name                                 Amount                  Day*  Monthly   Quarterly (JAN/APRIL/JULY/OCT)
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
           Account Number (IF KNOWN)

*IF YOU DO NOT PROVIDE A DATE, THEN IT WILL DEFAULT TO THE 15TH OF THE MONTH.
  9. SYSTEMATIC WITHDRAWAL--FROM MY MUTUAL FUND ACCOUNT VIA ACH OR CHECK
--------------------------------------------------------------------------------
/ / Check this box to withdraw on a regular basis from my mutual fund account. Please complete "Checking Account Information" below (SECTION 10):

     BY ACH TO MY BANK ACCOUNT
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _            $_ _ ,_ _ _ ._ _             _ _      _                    _
                   Fund Name                                 Amount                  Day*  Monthly   Quarterly (JAN/APRIL/JULY/OCT)
     BY CHECK (DO NOT NEED TO COMPLETE
     SECTION 10)
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _            $_ _ ,_ _ _ ._ _             _ _      _                    _
                                                                                     1 5
                   Fund Name                                 Amount                  Day*  Monthly   Quarterly (JAN/APRIL/JULY/OCT)

  SEND PROCEEDS TO:
  / / Address of record
  / / Special Payee (LIST BELOW)

     INDIVIDUAL OR JOINT ACCOUNT
     _ _ _ _ _ _ _ _ _ _ _ _ _ _ _         _         _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
               First Name            Middle Initial            Last Name

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _    _ _              _ _ _ _ _  - _ _ _ _
           Address                           City               State                     Zip

*IF YOU DO NOT PROVIDE A DATE, THEN IT WILL DEFAULT TO THE 15TH OF THE MONTH.

  10. CHECKING ACCOUNT INFORMATION--FOR ACH OR REDEMPTIONS BY WIRE
--------------------------------------------------------------------------------
Must be completed for Sections 7 and 9. PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP.
          _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                              Name of Institution
My/our Bank account is a:  checking / savings (circle one)

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _    _ _        _ _ _ _ _  - _ _ _ _
           Address                           City               State               Zip

_ _ _ _ _ _ _ _ _        _ _ _ _ _ _ _ _ _ _ _ _ _
Bank ABA Routing Number        Bank Account Number
          _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
   Any joint owner of your bank account who is NOT a joint owner of your fund account(s) must sign above.

 11. DUPLICATE STATEMENTS
--------------------------------------------------------------------------------
/ / I wish to have a duplicate statement sent to the interested party listed below.
          _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                            Name of Interested Party

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _      _ _ _ _ _  - _ _ _ _
           Address                           City               State               Zip


 12. PRIVACY POLICY

--------------------------------------------------------------------------------


At Nicholas-Applegate we consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.


In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.


We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.


We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.


We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.


We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

 13. SIGNATURES

--------------------------------------------------------------------------------
BY SIGNING THIS NEW ACCOUNT FORM BELOW, I ASSURE THAT:

/ / I have received and read the prospectus for each of the Funds in which I am investing, and I believe each investment is suitable for me. I understand that the prospectus terms are incorporated into this New Account Form by reference.
/ / I authorize Nicholas-Applegate Institutional Funds, their affiliates and agents to act on any instructions believed to be genuine for any service authorized on this form. I agree they will not be liable for any resulting loss or expense.
/ / I am of legal age in my state and have the authority and legal capacity to purchase mutual fund shares.
/ / I understand that neither the fund(s) nor the distributor, Nicholas-Applegate Securities, is a bank and that fund shares are not obligations of or guaranteed by any bank or insured by the FDIC.

/ / I understand that the Investment Adviser may pay a service or other type of fee of up to .25% from its own resources to intermediaries for their efforts and commitment to the Nicholas-Applegate Institutional Funds.

/ / I understand that mutual funds involve risks, including possible loss of principal.

/ / I have received and understand the Privacy Policy of Nicholas-Applegate
    Capital Management and Nicholas-Applegate Securities.


I CERTIFY, UNDER PENALTIES OF PERJURY, THAT:
1. The Social Security or Taxpayer Identification Number shown on this form is correct. (If I fail to give the correct number or to sign this form, Nicholas-Applegate Institutional Funds may reject or redeem my investment. I may also be subject to any applicable IRS Backup Withholding for all distributions and redemptions.)
2. / / I am NOT currently subject to IRS Backup Withholding because (a) I have not been notified of it or (b) notification has been revoked.
   / / I am currently subject to IRS Backup Withholding.
I agree that neither Nicholas-Applegate Securities, the Trust, nor any of their affiliates will be responsible for the authenticity of any instructions given and shall be fully indemnified as to and held harmless from any and all direct and indirect liabilities, losses, or costs resulting from acting upon such transactions.

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                  _ _  - _ _  - _ _ _ _
      Shareowner, Custodian, Trustee or Authorized Officer                             Date
  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _                  _ _  - _ _  - _ _ _ _
     Joint Owner, Custodian, Trustee or Authorized Officer                             Date

F O R  M O R E  I N F O R M A T I O N

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds'
Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE

Call 1-800-551-8643

BY MAIL  Write to:

Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3200
San Diego, CA 92101

BY E-MAIL  Send your request to www.nacm.com

ON THE INTERNET Text versions of the Funds' documents can be viewed online or downloaded from:

  SEC

  http://www.sec.gov

You can also obtain copies by visiting the SEC's
Public Reference Room in Washington, DC
(phone 1-800-SEC-0330) or sending your request and a duplicating fee to the SEC's Public
Reference Section, Washington, DC 20549-6009

N I C H O L A S-A P P L E G A T E-REGISTERED
TRADEMARK-

600 West Broadway
San Diego, CA 92101
800-551-8643
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds

SEC file number: 333-71469

MFPIS/SCV501

          Nicholas-Applegate-Registered Trademark- Institutional Funds
             Small Cap Value Fund and International Structured Fund
                         600 West Broadway, 30th Floor
                          San Diego, California 92101
                                 (800) 551-8643

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2001

    This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the Funds' prospectus dated May 1, 2001. Obtain the prospectus without charge by calling 800-551-8643.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Organization................................................     B-2
Investment Objectives, Policies and Associated Risk
  Factors...................................................     B-2
Investment Restrictions.....................................    B-17
Trustees and Principal Officers.............................    B-18
Investment Adviser..........................................    B-20
Custodian, Fund Accounting Agent and Administrators.........    B-21
Transfer and Dividend Disbursing Agent, Legal Counsel and
  Independent Auditors......................................    B-21
Distributor.................................................    B-22
Portfolio Transactions and Brokerage........................    B-22
Purchase and Redemption of Fund Shares......................    B-23
Shareholder Services........................................    B-24
Net Asset Value.............................................    B-24
Dividends, Distributions and Taxes..........................    B-26
Performance Information.....................................    B-29
Miscellaneous...............................................    B-33
Appendix A..................................................     A-1

                                  ORGANIZATION

    Nicholas-Applegate Institutional Funds (the "Trust") is an open-end management investment company currently offering a number of separate portfolios (each a "Fund" and collectively the "Funds"). This Statement of Additional Information contains information regarding the International Structured Fund and Small Cap Value Fund. The Trust was organized in December 1992 as a business trust under the laws of Delaware.

    Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Institutional Funds. On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time the Trust was liquidated.

    In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the institutional assets of Nicholas-Applegate Mutual Funds ("NAMF"). On that date, substantially all of the institutional assets of the single-class series of NAMF were transferred to the renamed Trust in a tax-free exchange for Class I shares of the corresponding Funds of the Trust, which for accounting purposes is treated as a continuation of the portfolios. Concurrently, substantially all institutional shareholders of the multi-class series of NAMF exchanged their shares for corresponding Class I shares of the respective Funds of the Trust, which has been accounted for as a table exchange and a commencement of operations of those Funds.

    The investment objectives, policies and limitations of the Funds of the Trust were identical in every respect to the corresponding portfolios of the NAMF. The investment management fees and expense limitations are also identical. The Trust is authorized to issue an unlimited number of shares.

          INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

INVESTMENT OBJECTIVES

    The investment objective of each Fund is described in the Prospectus. There can, of course be no assurance that a Fund will achieve its investment objective.

INVESTMENT POLICIES AND ASSOCIATED RISK FACTORS

    The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

EQUITY SECURITIES:

    COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

    PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

    WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

    DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

    CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.

    Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

    The Funds treat convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES:

    CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

    ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

    There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

    COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

    BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.

    DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

    GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

    VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

    U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

    The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

    Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

    Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

    ASSET BACKED SECURITIES are payable from pools of obligations other than mortgages. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. However, most asset backed securities involve consumer or commercial debts with maturities of less than ten years. Asset backed securities may take the form of commercial paper or notes, in addition to pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

    Historically, borrowers are more likely to refinance their mortgage than any other type of consumer debt or short term commercial debt. In addition, some asset backed securities use prepayment to buy addition assets, rather than paying off the securities. Therefore, although asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

FOREIGN SECURITIES:

    Foreign securities are securities of issuers based outside the U.S. They are primarily denominated in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.

    FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risk.

    FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

    Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

    EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. Each Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

    EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

               RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Each Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and polices.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

    INDEX AND EQUITY-LINKED SECURITIES are securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

    MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

    SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A

Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:

    OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

    The Funds may:

    - Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.

    - Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

    - Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

    STOCK INDEX OPTIONS. Each Fund may also purchase put and call options with respect to U.S. and global stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which they intend to purchase or sell, or to reduce risks inherent in the ongoing management of the Funds.

    The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, A Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

    FOREIGN CURRENCY OPTIONS. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

    As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

    FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

    FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

    The Funds may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.

    INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

    The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

    Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

    OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on the futures contracts they can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

    Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

    Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contact will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

    RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

    When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

    Although the Funds intend to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

    Successful use of futures by a Fund depends on the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

    In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

    Excepts as described below under "Non Hedging Strategic Transactions", a Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

    Upon the purchase of futures contracts, a Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the

Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of a Fund.

INTEREST RATE AND CURRENCY SWAPS:

    For hedging purposes, each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

    CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

    SWAP OPTIONS. Each Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

    INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.

    RISKS ASSOCIATED WITH SWAPS. In connection with swap transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

    A Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

    A Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

                              SPECIAL TRANSACTIONS

    TEMPORARY INVESTMENTS. The Funds may temporarily depart from their principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. A Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by a Fund may result in a Fund failing to achieve its investment objective.

    INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

    "ROLL" TRANSACTIONS. Each Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. A Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

                       NON-HEDGING STRATEGIC TRANSACTIONS

    Each Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from hedging transactions entered into will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Restrictions on the Use of Futures Contracts and Related Options" and "Interest Rate and Currency Swaps."

    REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

    A Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Investment Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.

    WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, a Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the

Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

    The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

    When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

    BORROWING. Each Fund may borrow money through lines of credit, reverse repurchase agreements, and other techniques. All borrowings by a Fund cannot exceed one-third of a Fund's total assets.

    The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

    SHORT SALES. The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

    In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

    Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

    As a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

    ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

    The International Structured Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Funds treat foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.


    As a matter of policy, no Fund will invest greater than 15% of its net assets in illiquid securities.


                                DIVERSIFICATION

    Each Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by:
(1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

                            INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Funds, has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

    All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

    The investment objective of each Fund is a fundamental policy. In addition, no Fund:

     1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

     2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.

     4. May purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

     5. May make commercial loans of money, except that a Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

     6. May borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

     7. May pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions.

     8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     9. May invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

    10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

    11. May invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund;
        (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

    12. May issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

    13. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

    14. May purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets;
        (iii) not more than 25% of a Fund's net assets would be hedged; and
        (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

                             OPERATING RESTRICTIONS

    As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, no Fund:

     1. May invest in interest in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

                        TRUSTEES AND PRINCIPAL OFFICERS

    The business of the Funds is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers of the Investment Adviser, or officers of the Funds' Distributor, Nicholas-Applegate Securities.

    The names, addresses and ages of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

    JOHN J. P. MCDONNELL (48), PRESIDENT. Chief Operating Officer, Nicholas-Applegate Capital Management (since July 1998); Director, Nicholas-Applegate Southeast Asia Fund (since 2000). Formerly, Chief Financial Officer, American Express Travel Related Services New York (April 1978-June
1998).

    ARTHUR E. NICHOLAS (52), TRUSTEE AND CHAIRMAN OF THE BOARD.* Chief Executive Officer, Nicholas-Applegate Capital Management (since 1984), and Chairman / President Nicholas-Applegate Securities. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company (since 1987); Formerly, President and Chairman of Nicholas-Applegate Mutual Funds (until 1999).

    WALTER E. AUCH (77), TRUSTEE. 6001 North 62nd Place, Paradise Valley, Arizona. Brinson Funds (since 1994), Salomon Smith Barney Concert Series (since
1996); Advisors Group (since 1997); Smith Barney Trak Fund (since 1992); Pimco Advisors L.P., an investment manager (since 1994); and Banyan Realty Fund (since
1988) Legena Properties Fund (since 1987); and Senele Group (since 1988), real estate investment trusts. Formerly, Chairman and Chief Executive Officer, Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979). Formerly, Trustee Nicholas-Applegate Mutual Funds (until 1999).

    DARLENE DEREMER (43), TRUSTEE. 155 South Street, Wrentham, Massachusetts. Darlene DeRemer is Managing Director of NewRiver's Internet Advisory Services Division. Prior merging with NewRiver in March of 2000, Darlene was President and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987). Formerly, Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (from 1982-1987), and Vice President, T. Rowe Price & Associates (1979-1982); Director, Jurika & Voyles Fund Group (since 1994), Founding member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Member, Boston Club (since 1998); Founder, Mutual Fund Cafe Website. Editorial Board, National Association of Variable Annuities (Since
1997). Nicholas-Applegate Strategic Opportunities Ltd. (since 1994), and King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). Formerly, Trustee of Nicholas-Applegate Mutual Funds (until 1999).

    GEORGE F. KEANE (70), TRUSTEE. 7408 Eaton Court, University Park, Florida 34201. President Emeritus, The Common Fund, a non-profit investment management organization representing educational institutions (since 1993), after serving as President (from 1971-1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director, Northern Trust of Connecticut (since 1991); Consultant, Associated Energy Managers (since 1994); Director, The Bramwell Funds, Inc. (since 1994); Director and former Chairman of the Board, Trigen Energy Corporation (since 1994); Director Universal
Stainless & Alloy Products Inc. (since 1994). Director, United Water Services and affiliated companies (since 1996); Director, Security Capital U.S. Real Estate (since 1997); Director, The Universal Bond Fund (since 1997). Formerly, President, Endowment Advisers, Inc. (1987-1992); Trustee, Nicholas-Applegate Mutual Funds (until 1999).

    E. BLAKE MOORE, JR. (42), SECRETARY. General Counsel, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since 1993); Director, Nicholas-Applegate Southeast Asia Fund (since 2000); Treasurer (1998-1999) and Secretary (1994-1999), Nicholas-Applegate Mutual Funds.

    C. WILLIAM MAHER (39), TREASURER.  Chief Financial Officer,
Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since
1999). Formerly Chief Financial Officer, Mitchell Hutchins Asset Management, Inc. (1990-1998); Treasurer, Nicholas-Applegate Mutual Funds (1999).

    CHARLES H. FIELD, JR. (45), ASSISTANT SECRETARY. Deputy General Counsel of Nicholas-Applegate Capital Management since 1996. Formally, Legal Counsel of Federated Investors and Vice President, Federated Securities Corporation, Pittsburgh (1991-1996); Director (since 1996) Nicholas-Applegate Strategic Opportunities Fund and Nicholas-Applegate U.S. Growth Equity Fund; Director (since 2000) Nicholas-Applegate Southeast Asia Fund and Torrey Pines, Ltd.; Assistant Secretary (1996-1999) to the former Nicholas-Applegate Mutual Funds.

    THOMAS MUSCARELLA (44), ASSISTANT TREASURER. Director of Mutual Fund Operations, Nicholas-Applegate Capital Management (since 1998). Formerly Vice President--Mutual Fund Accounting, State Street Bank & Trust (1995-1998); Senior Vice President--Fund Administration and Control, Putnam Investments (1990-1994).

    Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

    The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2001, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                                           TOTAL COMPENSATION
                               AGGREGATE      PENSION OR RETIREMENT        ESTIMATED      FROM TRUST AND TRUST
                              COMPENSATION   BENEFITS ACCRUED AS PART   ANNUAL BENEFITS     COMPLEX PAID TO
NAME                           FROM TRUST       OF TRUST EXPENSES       UPON RETIREMENT         TRUSTEE
----                          ------------   ------------------------   ---------------   --------------------
Walter E. Auch..............     $17,000               None                   N/A                $17,000(21*)
Darlene DeRemer.............     $18,000               None                   N/A                $18,000(21*)
George F. Keane.............     $18,000               None                   N/A                $18,000(21*)

------------------------

*   Indicates total number of funds in Trust complex.

                               INVESTMENT ADVISER

    The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

    The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001 The Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest insurance groups (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion. Allianz AG's address is:
Koeniginstrasse 28, D-80802, Munich, Germany.

    Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all partners' and employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, all personal trades in most securities require pre-clearance and participation in initial public offerings is prohibited. In addition, restrictions on the timing of all personal investing in relation to trades by the Funds and on short-term trading having been adopted.

THE INVESTMENT ADVISORY AGREEMENT

    Under the Investment Advisory Agreement between Trust and the Investment Adviser with respect to the Funds, the Trust retains the Investment Adviser to manage the Funds' investment portfolios, subject to direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Funds and in what amounts.

    The Investment Advisory Agreement provides that the Investment Advisory will not be liable for any error of judgment or for any loss suffered by a Fund or the Trust in connection with the matters to the Investment Advisory Agreement relates, except for liability resulting form willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnity the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as investment adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

              CUSTODIAN, FUND ACCOUNTING AGENT AND ADMINISTRATORS

    The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH&Co. has offices worldwide and provides services to Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH&Co. is responsible for the custody of Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing the Trust's net asset value per share and providing the administration services required for the daily business operations of the Trust. For its services, BBH received under the Administration Agreement annual fees from each Fund equal to the Fund's pro rata portion (based on each Funds net assets compared to the Trust's total net assets)of a fee equal to 0.03% of the first $100 million of the Trust's average net assets, 0.02% of the next $100 million, 0.01% thereafter, subject to a $25,000 annual minimum and a $500,000 annual maximum.

    Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing all administrative services which are not provided by the BBH or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services, are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.

    Under the Administrative Services Agreement, the Investment Adviser is compensated at the annual rate of 0.10% of the average daily net assets of each Fund.

             TRANSFER AND DIVIDEND DISBURSING AGENT, LEGAL COUNSEL
                            AND INDEPENDENT AUDITORS

    State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts, 02171, serves as the Transfer Agent and as the Dividend Disbursing Agent for the Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.


    Kirkpatrick and Lockhart, LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036, serves as legal counsel to the Board of Trustees of Trust.


    Ernst and Young, L.L.P., 725 South Figueroa Street, Los Angeles, California 90017, serves as the independent auditors for the Trust, and in that capacity examines the annual and financial statements of the Trust.

                                  DISTRIBUTOR

    Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity is responsible for distributing shares of the Funds. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.

    Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. The minimum assets for investors in the Funds may be waived from time to time. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to policies established by the Trust's Board of Trustees, the Investment Adviser executes the Funds' portfolio transactions and allocated the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Funds invest may be traded in the over-the-counter markets, and the Funds deal directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Investment Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

    The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Funds or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Funds. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser, in connection with the Funds. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Funds. The Investment Adviser may pay higher commissions on brokerage transactions for the Funds to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

    Although the Investment Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Funds may often also be made by such other accounts. When the Investment Adviser buys and sells the same security at substantially the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser, the Investment Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

    Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Funds may be purchased and redeemed at their net asset value without any initial or deferred sales charge.

    The offering price is effective for orders received by the Transfer Agent or any sub-transfer agent prior to the time of determination of net asset value. The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Funds will have been deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designees. Brokers/Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent or a sub-transfer agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Funds. Payment for shares redeemed will be made not more than seven days after receipt of a written or telephone request in appropriate form, except as permitted by the Investment Company Act and the rules thereunder. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

    REDEMPTIONS IN KIND. Although the Funds intend to pay share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of portfolio securities.

    Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

    The Board of Trustees of the Trust has adopted redemption in-kind policies for shareholders who are deemed affiliated persons of the Funds. Pursuant to these policies a redemption in-kind will be processed so that it does not result in a dilution of shares of remaining shareholders. Furthermore, under these policies the affiliated party will have no influence over the selection process of securities to be redeemed in kind.

    Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

                              SHAREHOLDER SERVICES

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    A shareholder of one Fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that Fund (the "paying Fund") into any other Fund of the same share class (the "receiving Fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Fund equals or exceeds that Fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Fund is below that Fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Funds must be automatically reinvested in the receiving Fund, (iii) if this privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 60 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-investments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

    The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REPORTS TO INVESTORS

    Each Fund will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Funds may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Funds upon request.

                                NET ASSET VALUE

    The net asset value of a Fund is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all the Class' proportional interest in the Fund's liabilities (including accrued estimated expenses on an annual basis) all liabilities allocable to such Class, by the total number of class I shares of the Fund outstanding. The value of the investments and assets of a Fund is determined each business day. Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally
4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

    In the event the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of Trustees of Trust will reconsider the time at which they compute net asset value. In addition, the asset value of the Funds may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

    The Funds value long-term debt obligations at the quoted bid prices for such securities or, if such prices are not available, at prices for securities or comparable maturity, quality and type; however, the Investment Adviser will use, when it deems it appropriate, prices obtained for the day of valuation from a bond pricing service, as discussed below. The Funds value debt securities with maturities of 60 days or less at amortized cost if their term to maturity from date of purchase is less that 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Trust not to represent fair value. The Funds value repurchase agreements at close plus accrued interest.

    The Funds value U.S. Government securities which trade in the over-the-counter market at the last available bid prices, except that securities with a demand feature exercisable within one to seven days are value at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

    The Funds value options, futures contracts and options thereon, which trade on exchanges, at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options and futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

    Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may to take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 11:00 a.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

    Securities and assets for which market quotations are not readily available, or for which the Trust's Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

    The Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

REGULATED INVESTMENT COMPANY

    The Trust has elected to qualify each Fund as a registered investment company under Subchapter M of the Code, and intends that each Fund will remain so qualified.

    As a regulated investment company, a Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of it gross income form dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains form options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) for taxable years beginning August 5, 1997 derive less than 30% of it gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and
(d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

    A Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of it ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other that those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Funds intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

    Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Funds is derived form dividends on common or preferred stock of domestic corporations. Dividend income earned by a Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day period requirement (described below) with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held it shares in the Fund for not less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of the taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the code. Net capital gain distributions are not eligible for the dividends received deduction.

    BACKUP WITHHOLDING. Under certain provisions of the Internal Revenue Code (the "Code"), the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

    NONRESIDENT ALIENS. Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                           SPECIAL TAX CONSIDERATIONS

    SECTION 1256 CONTRACTS. Many of the futures contract and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

    STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculation the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of shore-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    The Funds may take one or more of the elections available under the Code which are applicable to straddles. If the Funds may any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

    The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

    SECTIONS 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to the shareholders.

    FOREIGN TAX. Foreign countries may impose withholding and other taxes on other income received by a Fund form sources within those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will be "pass-through" for that year.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund elects pass-through treatment, the source of the Fund's income flows through to shareholders of the Fund. With respect to such election, the Fund treats gains from the sale of securities as derived from the U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables as ordinary income derived from U.S. sources. The limitation on the foreign tax credit applies separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

    ORIGINAL ISSUE DISCOUNT. The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire as issued originally at a discount. Generally, the Funds treat the amount of the original issue discount ("OID") as interest income and include it in income over the term of the debt security, even though they do not receive payment of that amount until a later time, usually when the debt security matures. The Funds treat a portion of the OID includable in income with respect to certain high-yield corporation debt securities as a dividend for federal income tax purposes.

    The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire in the secondary market as having market discount. Generally, a Fund treats any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount as ordinary interest income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

    The Funds generally must distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though the Funds have yet to receive cash representing such income. The Funds may obtain cash to pay such dividends from sales proceeds of securities held by the Funds.

                            PERFORMANCE INFORMATION

    The Trust may form time advertise total returns and yields for the Funds, compare Fund performance to various indices, and publish rankings of the Funds prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio, and the market conditions during the given period, and should not be considered to be representative of what may be achieved in the future. For purposes of calculating the historical performance of a Fund, the Trust will take into account the historical performance of the series of the Trust corresponding to the Fund prior to the Reorganization.

TOTAL RETURN

    The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investment are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Funds over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would been received upon redemption. Total return does not take into account any federal or state income taxes.

    Total return is computed according to the following formula:

       P(1 + T) to the power of n = ERV

           Where:  P = a hypothetical initial payment of $1,000.

                   T = average annual total return.

                   n = number of years

                   ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

YIELD

    The yield for a Fund is calculated based on a 30-day or one-month period, according to the following formula:

       Yield = 2[(a - b + 1) to the power of 6 - 1]
                   (c X d)

    For purposes of this formula, "a" is total dividends and interest earned during the period; "b" is total expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

    Yields for the Funds for the 30-day period ended December 31, 2000 were as follows:

FUND                                                          CLASS I    CLASS R
----                                                          --------   --------
Convertible Fund............................................    2.28%       N/A
Short-Intermediate Fund.....................................    5.91%       N/A
High Quality Bond Fund......................................    6.29%      6.04%
High Yield Bond Fund........................................   12.13%     11.29%

PERFORMANCE COMPARISONS

    Advertising and sales literature may include:

    - references to ratings, rankings, and financial publication and/or performance comparison of Shares to certain indices;

    - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

    - discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and information about the mutual fund industry from sources such as the Investment Company Institute.

    The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

    The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

    You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market condition, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

    Standard & Poor's Low-Priced Index compares a group of approximately twenty actively traded stocks prices under 25% for one month periods and year-to-date.

    Value Line Mutual Funds Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

    CDR Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    Dow Jones Industrial Average (DJIA) represents share prices of selected blue chip industrial corporations. The DJIA indicated daily changes in the average price of stock of thes corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market at a whole.

    Financial Publications. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines, among others--provide performance statistics over specified time periods.

    Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

    Morningstar, Inc, an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Value, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

    Standard and Poor's Daily Stock Price Index of 500 Common Stocks (S&P500) is a composite index of common stocks in industry, transportation, and financial and public utility companies. The index can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

    Lipper Growth Fund Average is an average of the total returns of 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

    Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical
Services, Inc., an independent mutual fund rating service.

    Strategic Insight Mutual Fund Research and Consulting, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Funds will quote their Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

    Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk, and total return for equity and fixed income funds.

    Value Line Composite Index, consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

    Strategic Insight Growth Funds Index consists of mutual funds that invest in well-established companies primarily for long-term capital gains rather than current income.

                     INVESTMENT ADVISER'S PRIOR PERFORMANCE

    The following table sets forth the Investment Adviser's composite performance data relating to the historical performance of institutional private accounts managed by the Investment Adviser, since January 1998, that have investment objectives, policies, strategies and risks substantially similar to those of the Small Cap Value Fund. The composite data is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the Russell 2000 Value Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Investment Adviser.

    All information set forth in the table below relies on data supplied by the Investment Adviser or from statistical services, reports or other sources believed by the Investment Adviser to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.


    The Investment Adviser's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Investment Adviser's composite includes all actual, fee-paying, discretionary institutional accounts managed by the Investment Adviser that have investment objective, policies, strategies and risks substantially similar to those of the Small Cap Value Fund.


    Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Investment Adviser's composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance data.

    The institutional private accounts that are included in the Investment Adviser's composite are not subject to the same types of expenses to which the Small Cap Value Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, if the Investment Adviser's composite had been subject to the same expenses as the Fund or had been regulated as an investment company under the federal securities laws, its performance results might have been lower.

    The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

------------------------------

(1)AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
(ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

    The investment results through March 31, 2001 presented below are not intended to predict or suggest the returns that might be experienced by the Small Cap Value Fund.


                           INVESTMENT ADVISER       RUSSELL 2000 VALUE
          YEAR               COMPOSITE                  INDEX
    1998                            2.43                    (6.44)
    1999                           (0.48)                   (1.49)
    2000                           27.35                    22.80
    *Inception to Date              9.09                     4.21

*Small Cap Value Composite Inception Date: January 1, 1998

                                 MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

    On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected series unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon by shareholders of that Fund. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

    Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of any investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to the Fund.

    As used in the Funds' prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

    The Trust will dispense the annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

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
    Each share of each Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATION OF TRUST

    The Declaration of Trust of the Trust provides that obligations of the Trust are no binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

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